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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 7, 2005

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)

             Ohio                       1-5263              34-0367600
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(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)       Identification No.)


   29400 Lakeland Boulevard, Wickliffe, Ohio                 44092-2298
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    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (440) 943-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Form 8-K.

            A copy of the news release of The Lubrizol Corporation dated February 7, 2005 announcing the Company's results for the quarter and year ended December 31, 2004 is furnished as Exhibit 99.1 to this Current Form 8-K.

            Net income as adjusted for exclusion of restructuring charges, the write-off of acquired in-process research and development (IPR&D) costs and the currency forward contract gain is net income per our consolidated results, adjusted for restructuring charges, the write-off or credits related to acquired IPR&D costs and the impact of the currency forward contract gain in the first quarter. Management believes that both net income and net income as adjusted for exclusion of these special charges and credits assist the investor in understanding the results of operations of The Lubrizol Corporation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits. The following exhibit is furnished herewith:

                99.1 The Lubrizol Corporation press release dated February 7, 2005 announcing The Lubrizol Corporation's financial results for quarter and year ended December 31, 2004 (furnished pursuant to Item 2.02 of Form 8-K).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LUBRIZOL CORPORATION

Date February 7, 2005
                                         By: /s/ Leslie M. Reynolds
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                                         Name: Leslie M. Reynolds
                                         Title: Corporate Secretary and Counsel